SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 23, 2010

Derma Sciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-31070	23-2328753
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization	File Number)	Identification No.)

214 Carnegie Center, Suite 300, Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 514-4744

___________________Not Applicable______________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.        Entry Into A Material Definitive Agreement

On February 23, 2010, Derma Sciences, Inc. (the “Registrant”) entered into a definitive set of agreements with Comvita New Zealand Ltd. (“Comvita”), pursuant to which the Registrant received perpetual and exclusive worldwide licensing rights for Medihoney® professional wound care and skin products covering distribution and sales to all markets outside of the over the counter (the “OTC”) market.

Pursuant to the License Agreement and related Restraint Agreement, the Registrant will pay to Comvita $2.25M in U.S. dollars, issue Comvita 400,000 shares of its common stock, issue Comvita 133,333 warrants to purchase its common stock at an exercise price of $5.50 per share, and issue to Comvita 100,000 warrants to purchase its common stock at a price of $6.25 per share.

The License Agreement also calls for royalty payments on all sales and additional payments to Comvita if certain Medihoney® net sales milestones are achieved over the course of the license. The license rights may be terminated or rendered non-exclusive by Comvita if the Registrant fails to meet certain minimum royalty requirements.

In addition to a License Agreement and Restraint Agreement, the Registrant and Comvita also entered into several other related agreements, including a Collaborative Research and Development Agreement, a Medical Honey Supply Agreement, and a Manufacturing Agreement pursuant to which the Registrant will manufacture Medihoney® brand OTC products for Comvita.

Comvita beneficially owns 16.7% of the Registrant’s common stock.  Comvita is, therefore, a “Related Party” under the Registrant’s Related Party Transaction Policy.

Each of the agreements listed in the Exhibits section below was reviewed and approved by the Audit Committee and the independent directors (as this term is defined in NASDAQ Rule 5605(a)(2)) of the Registrant’s Board of Directors pursuant to the Registrant’s Related Party Transaction Policy.  The Registrant’s Audit Committee is comprised solely of independent Directors, none of whom have an interest in any of the agreements listed in the Exhibits section below or in any transactions involving Comvita.  Seven of the nine Directors comprising the Registrant’s Board of Directors are independent under NASDAQ Rule 5605(a)(2).

Section 9 – Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

(d)          Exhibits

10.01  License Agreement (excluding certain portions redacted pursuant to a request for confidential treatment submitted to the SEC)

10.02  Restraint Agreement (excluding certain portions redacted pursuant to a request for confidential treatment submitted to the SEC)
10.03  Collaborative Research and Development Agreement
10.04  Medical Honey Supply Agreement
10.05  Manufacturing Agreement
99       Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 1, 2010

Derma Sciences, Inc.
(Registrant)

By:	/s/ John E. Yetter
John E. Yetter, CPA
Vice President and Chief Financial Officer